DEBT	12 Months Ended
Dec. 31, 2018
DEBT [Abstract]
DEBT
NOTE 8 – DEBT

Debt consisted of the following (in thousands):

	December 31, 2018	December 31, 2017

Revolving credit facility	$30,000	$20,000
Term loan	90,000	95,788
	120,000	115,788
Less: Current portion of long term debt (1)	(3,936)	(3,913)
Less: Debt origination costs	(2,738)	(3,822)
	$113,326	$108,053

(1) Current portion of long-term debt is net of debt origination costs of approximately $0.6 million and $0.9 million at December 31, 2018 and 2017, respectively.

On August 23, 2017, Intermex entered into a Financing Agreement (the “Financing Agreement”) with MC Credit Partners to refinance its debt. The Financing Agreement included a revolving credit facility that provided for funding of up to $20 million in the aggregate and a term loan in an aggregate principal amount of $97 million (together the “Senior Secured Credit Facility”). Interest on the term loan and revolving credit facility was determined by reference to either LIBOR or a “base rate”, in each case plus an applicable margin of 9% per annum for LIBOR loans or 8% per annum for base rate loans. The effective interest rates at December 31, 2017 for the term loan and revolving credit facility were 10.46% and 12.50%, respectively. The principal amount of the term loan had to be repaid in consecutive quarterly installments on the last business day of each March, June, September and December commencing in December 2017. The Company had to repay an amount equal to 1.25% of the original amount borrowed for each quarterly payment from December 31, 2017 through September 30, 2019 and 2.50% of the original amount borrowed for each quarterly payment from December 31, 2019 and thereafter. The proceeds from the revolver and term loan discussed above were primarily used to repay existing debt.

On December 19, 2017, the Financing Agreement was amended to allow for the change of control of Intermex pursuant to the Merger. Upon closing of the Merger, the Company was required to pay $1.5 million in fees to MC Credit Partners, which were expensed as transaction costs in the consolidated statements of operations and comprehensive (loss) income for the year ended December 31, 2018 and funded by the proceeds received in the Merger.

On November 7, 2018 and further amended on December 7, 2018, the Company entered into a new financing agreement (the “Credit Agreement”) with, among others, certain of its domestic subsidiaries as borrowers, certain other domestic subsidiaries and a group of banking institutions. The Credit Agreement provides for a $35 million revolving credit facility, a $90 million term loan facility and an up to $30 million incremental facility. The Credit Agreement also provides for the issuance of letters of credit, which would reduce availability under the revolving credit facility. The proceeds of the Credit Agreement were used to repay existing indebtedness, for working capital purposes and to pay fees and expenses in connection with the transaction. The maturity date of the Credit Agreement is November 7, 2023. This refinancing was accounted for as an extinguishment of debt, and the loss recognized amounted to approximately $5.4 million, consisting mainly of a prepayment penalty of $1.8 million and the write-off of unamortized debt origination costs of $3.5 million, which were both recognized as interest expense in the fourth quarter of 2018 in the consolidated statements of operations and comprehensive (loss) income.

Interest on the term loan facility and revolving credit facility under the Credit Agreement is determined by reference to either LIBOR or a “base rate”, in each case plus an applicable margin of 4.50% per annum for LIBOR loans or 3.50% per annum for base rate loans. The Company is also required to pay a fee on the unused portion of the revolving credit facility equal to 0.35% per annum. The effective interest rates at December 31, 2018 for the term loan and revolving credit facility were 8.22% and 8.56%, respectively.

The principal amount of the term loan facility must be repaid in consecutive quarterly installments of 5.0% in year 1, 7.5% in years 2 and 3, 10.0% in years 4 and 5, in each case on the last day of each quarter, commencing in March 2019 with a final payment at maturity. The loans under the Credit Agreement may be prepaid at any time without payment or penalty.

The Credit Agreement contains covenants that limit the Company’s and its subsidiaries’ ability to, among other things, grant liens, incur additional indebtedness, make acquisitions or investments, dispose of certain assets, make dividends and distributions, change the nature of their businesses, enter into certain transactions with affiliates or amend the terms of material indebtedness.

The Credit Agreement also contains financial covenants which require the Company to maintain a quarterly minimum fixed charge coverage ratio of 1.25:1.00 and a quarterly maximum consolidated leverage ratio of 3.25:1.00.

The obligations under the Credit Agreement are guaranteed by the Company and certain domestic subsidiaries of the Company and secured by liens substantially all of the assets of the loan parties, subject to certain exclusions and limitations.

The scheduled annual maturities of the term loan at December 31, 2018 are as follows (in thousands):

2019	$4,500
2020	6,750
2021	6,750
2022	9,000
2023	63,000
$90,000

During November 2018, the Company capitalized costs of approximately $3.5 million related to the Credit Agreement. During August 2017, the Company capitalized costs totaling $4.7 million for the Successor period from February 1, 2017 through December 31, 2017 relating to the Financing Agreement. There were no debt origination costs incurred for the Predecessor period from January 1, 2017 through January 31, 2017.

The unamortized portion of debt origination costs totaled approximately $3.4 million at December 31, 2018 and $4.3 million at December 31, 2017. Amortization of debt origination costs is included as a component of interest expense in the consolidated statements of operations and comprehensive (loss) income and amounted to approximately $4.4 million for the year ended December 31, 2018, $0.3 million for the Successor period from February 1, 2017 through December 31, 2017, and approximately $39.2 thousand and $2.7 million for the Predecessor periods from January 1, 2017 through January 31, 2017 and year ended December 31, 2016, respectively.

The amortization of debt origination costs includes the write-off of debt origination costs associated with previous debt originations of approximately $3.5 million for the year ended December 31, 2018 and $2.3 million for the Predecessor year ended December 31, 2016, both in connection with extinguishment of debt.

Debt origination costs of approximately $1.9 million related to debt that was assumed by the Successor Company in connection with the Stella Point acquisition (see Note 3) were written off to goodwill at the February 1, 2017 acquisition date.